PIONEER HIGH YIELD VCT PORTFOLIO
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2002

INTRODUCTION

Pioneer Variable Contracts Trust is an open-end management investment company that currently consists of nineteen distinct portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered primarily to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies. You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price (except as described below for Money Market portfolio), yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed. Money Market portfolio seeks to maintain a constant $1.00 share price although there can be no assurance it will do so.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

PORTFOLIO

STRATEGIC FOCUS

HIGH YIELD invests in below investment grade debt securities and preferred stocks to maximize total return.

CONTENTS
Basic information about the portfolios                 1
Common portfolio investment policies                   7
Management                                             7
Distributions and taxes                                7
Shareholder information                                8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED THE PORTFOLIOS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

BASIC INFORMATION ABOUT PIONEER HIGH YIELD VCT PORTFOLIO

INVESTMENT OBJECTIVE

Maximize total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stock that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline

     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate,

[SIDENOTE]

BELOW INVESTMENT GRADE DEBT SECURITIES

A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer.

          increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     - A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment

     -    Greater risk of loss due to default or declining credit quality

     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The portfolio is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified portfolio. Being non-diversified may magnify the portfolio's losses from adverse events affecting a particular issuer.

THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

PORTFOLIO PERFORMANCE

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on May 1, 2000. The chart does not reflect any fees and expenses with respect to a Variable Contract. Such fees and expenses will reduce your return.

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 8.78% (9/30/01 TO 12/31/01).

THE LOWEST CALENDAR QUARTERLY RETURN WAS -5.33% (9/30/00 TO 9/30/00).

[CHART]

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)
'01             16.60

COMPARISON WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND THE MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY)

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

-    The sale of the shares at the end of the period

-    Reinvestment of all dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2001)

                                       SINCE      INCEPTION
                      1 YEAR       INCEPTION           DATE
Class I                16.60           12.32         5/1/00

High Yield Master
II Index                4.48            0.47             --

Convertible Bonds
(Speculative Quality)  -6.42          -16.88             --

FEES AND EXPENSES

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
PAID FROM THE ASSETS OF THE PORTFOLIO
as a percentage of average daily net assets                   CLASS I
Management Fee                                                  0.65%

Distribution and Service (12b-1) Fee                             None

Other Expenses                                                  0.63%

Total Operating Expenses                                        1.28%

Fee Waiver and Expense Limitation(1)                          (0.03)%

Net Expenses(1)                                                 1.25%

(1) The expenses in the table above reflect the expense limitation in effect through December 31, 2002 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.

EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
                       1                 3                 5                10
Class I             $127              $403              $699            $1,543

OTHER INVESTMENT STRATEGIES AND RELATED RISKS
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

MORE ON PRINCIPAL INVESTMENTS
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

INVESTMENTS OTHER THAN HIGH YIELD OR DEBT SECURITIES
Consistent with its objective, the portfolio may invest in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital appreciation.

INVESTMENTS IN NON-U.S. SECURITIES
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or focuses its non-U.S. investments in one region. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     - Economic, political and social developments may adversely affect the securities markets

Withholding and other non-U.S. taxes may decrease the portfolio's return.

MANAGEMENT

PORTFOLIO MANAGER

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel, a senior vice president of Pioneer. Ms. Patel joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. Ms. Patel is supported by a team of fixed income portfolio managers led by Kenneth
J. Taubes, who is responsible for overseeing the U.S. and global fixed income team. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Ms. Patel and the team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Ms. Patel and the fixed income team. Mr. Carey joined Pioneer as an analyst in 1979.

MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

DISTRIBUTIONS

The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

PIONEER HIGH YIELD VCT PORTFOLIO
CLASS I SHARES

                                                                                  FOR THE YEAR     MAY 1, 2000
                                                                                     ENDED           THROUGH
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                      2001             2000
Net asset value, beginning of period                                               $  9.82          $10.00
                                                                                -------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                     $  0.95          $ 0.61
  Net realized and unrealized gain (loss) on investments                              0.62           (0.18)
                                                                                -------------------------------
    Net increase (decrease) from investment operations                             $  1.57          $ 0.43
Distributions to shareholders:
  Net investment income                                                              (0.95)          (0.61)
  Net realized gain                                                                  (0.11)             --
                                                                                -------------------------------
   Net increase (decreasse) in net asset value                                     $  0.51          $(0.18)
                                                                                -------------------------------
   Net asset value, end of period                                                  $ 10.33          $ 9.82
                                                                                ===============================
Total return*                                                                        16.60%           4.12%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+                                          1.15%           1.25%**
Ratio of net investment income (loss) to average net assets+                          9.15%           9.18%**
Portfolio turnover rate                                                                 36%             33%**
Net assets, end of period (in thousands)                                           $32,331          $6,849
Ratio assuming no waiver of management fees and assumption
  of expenses by Pioneer:
  Net expenses                                                                        1.28%           2.35%**
  Net investment income (loss)                                                        9.02%           8.08%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

COMMON PORTFOLIO INVESTMENT POLICIES

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less then one year, cash equivalents or may hold cash. For temporary defensive purposes, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

SHORT-TERM TRADING

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

DERIVATIVES

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2001, assets under management were approximately $99 billion worldwide, including over $19 billion in assets under management by Pioneer.

THE INVESTMENT ADVISER

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

DISTRIBUTIONS AND TAXES

You should read the prospectus for your insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. You should keep all statements you receive from the insurance company or the portfolios to assist in your personal recordkeeping. Class I shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain qualified pension and retirement plans (Qualified Plans). Under the Internal Revenue Code, a portfolio's dividends and distributions to those accounts of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company rather than the owner of the qualified Variable Contract. Insurance companies should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the portfolios' SAI.

SHAREHOLDER INFORMATION

NET ASSET VALUES

Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each portfolio generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the portfolio may use an asset's fair value. Fair value is determined in accordance with procedures approved by the portfolios' trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio.

Portfolios' short-term investments are valued on the basis of amortized cost. This means of valuation assumes a steady rate of amortization of any premium and discount from the date of purchase until maturity.

[SIDENOTE]

SHARE PRICE

The net asset value per share calculated on the day of a transaction.

INVESTMENTS IN SHARES OF THE PORTFOLIOS

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Variable Contracts may or may not allow you to allocate your investments in the Variable Contracts to all the portfolios described in this prospectus. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

SELLING

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its investments or with the permission of the Securities and Exchange Commission.


[SIDENOTE]

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIOS, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIOS.

                                      NOTES

PIONEER VARIABLE CONTRACTS TRUST

CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

SHAREOWNER REPORTS

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[PIONEER LOGO]

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109
www.pioneerfunds.com

12608-00-1002
(C)Pioneer Funds Distributor, Inc.